Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Invesco Growth Opportunities Portfolio

(the “Portfolio”)

Supplement dated October 22, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2019, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Invesco Growth Opportunities Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Juan Hartsfield Lead Portfolio Manager	2019
Clay Manley Portfolio Manager	2019
Justin Sander Portfolio Manager	2018

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “Invesco Advisers, Inc. (Invesco)” is deleted in its entirety and replaced with the following:

The SA Invesco Growth Opportunities Portfolio is managed by Juan Hartsfield, Clay Manley and Justin Sander. Mr. Hartsfield, Lead Portfolio Manager of Invesco, and Messrs. Manley and Sander, each a Portfolio Manager of Invesco, are responsible for the execution of the overall strategy of the Portfolio. Mr. Hartsfield has been associated with Invesco and/or its affiliates since 2004. Mr. Manley has been associated with Invesco and/or its affiliates since 2001. Mr. Sander has been associated with Invesco and/or its affiliates since 2013. Prior to 2013, he was employed by RBC Capital Markets as a vice president and equity research analyst.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary

Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-IGO1.1 (10/19)